                                                                      EXHIBIT 24





                                POWER OF ATTORNEY

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, P. L. McLeod, Jr., and
W. Flake Oakley, IV, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the Registrant's acquisition by merger of (i) Prime Bank of Central Florida, Titusville, Florida pursuant to the terms of the certain Agreement and Plan of Merger by and between the Registrant and Prime Bank of Central Florida and (ii) other financial institutions or related holding companies upon terms and conditions approved by the Chairman of the Board and Chief Executive Officer (the "Acquisitions"); to sign any registration statement of the Registrant on Form S-4 or other appropriate form and any amendments thereto for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant in relation to the Acquisitions; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states in relation to the Acquisitions, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the Acquisitions as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Done this 15th day of April, 1998, in Montgomery, Alabama.






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

/s/ Robert E. Lowder                                    Chairman of the Board
--------------------------------------                  and Chief Executive
Robert E. Lowder                                        Officer

/s/ Lewis Beville                                       Director
--------------------------------------
Lewis Beville


/s/ Young J. Boozer, Jr.                                Director
--------------------------------------
Young J. Boozer, Jr.


/s/ William Britton                                     Director
--------------------------------------
William Britton

/s/ Jerry J. Chesser                                    Director
--------------------------------------
Jerry J. Chesser


/s/ Augustus K. Clements, III                           Director
--------------------------------------
Augustus K. Clements, III


/s/ Robert Craft                                        Director
--------------------------------------
Robert Craft


/s/ Patrick F. Dye                                      Director
--------------------------------------
Patrick F. Dye


/s/ James L. Hewitt                                     Director
--------------------------------------
James L. Hewitt


/s/ Clinton Holdbrooks                                  Director
--------------------------------------
Clinton Holdbrooks


/s/ D. B. Jones                                         Director
--------------------------------------
D. B. Jones


/s/ Harold D. King                                            Director
--------------------------------------
Harold D. King


/s/ John Ed Mathison                                          Director
--------------------------------------
John Ed Mathison


/s/ Milton McGregor                                           Director
--------------------------------------
Milton McGregor


/s/ John C. H. Miller, Jr.                                    Director
--------------------------------------
John C. H. Miller, Jr.



/s/ Joe D. Mussafer                                           Director
--------------------------------------
Joe D. Mussafer


/s/ William E. Powell, III                                    Director
--------------------------------------
William E. Powell, III


/s/ J. Donald Prewitt                                         Director
--------------------------------------
J. Donald Prewitt


/s/ Jack H. Rainer                                            Director
--------------------------------------
Jack H. Rainer


/s/ Jimmy Rane                                                Director
--------------------------------------
Jimmy Rane


/s/ Frances E. Roper                                          Director
--------------------------------------
Frances E. Roper


/s/ Simuel Sippial                                            Director
--------------------------------------
Simuel Sippial


/s/ Ed V. Welch                                               Director
--------------------------------------
Ed V. Welch
